UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 24, 2006
MICHAELS STORES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-09338	75-1943604
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
8000 Bent Branch Drive
Irving, Texas 75063
P.O. Box 619566
DFW, Texas 75261-9566
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 409-1300

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
INDEX TO EXHIBITS
Fiscal Year 2006 Bonus Plan for Jeffrey N. Boyer
Fiscal Year 2006 Bonus Plan for Gregory A. Sandfort
Fiscal Year 2006 Bonus Plan for Harvey S. Kanter
Fiscal Year 2006 Bonus Plan for Thomas M. Bazzone

Item 1.01. Entry into a Material Definitive Agreement.
     As of March 24, 2006, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Michaels Stores, Inc. (the “Company”) approved the following actions regarding certain of the Company’s executive officers as set out below.
2006 Base Compensation Determination for Executive Officers
     The Compensation Committee approved changes to the annual base compensation rates, payable during continued employment, of certain of the Company’s executive officers. The following table sets forth the annual base compensation of the following executive officers of the Company for 2006 and 2005:

		Base
Name and Position[1]	Year	Compensation

Jeffrey N. Boyer	2006	$500,000
President and Chief Financial Officer	2005	$375,000
Gregory A. Sandfort	2006	$500,000
President and Chief Operating Officer	2005	$300,000
Harvey S. Kanter	2006	$350,000
Executive Vice President — Chief Merchant	2005	$290,750
Thomas M. Bazzone	2006	$350,000
Executive Vice President — Specialty Businesses	2005	$285,000

[1]	Each of the following officers was promoted to his current position, effective as of March 15, 2006. Accordingly, these changes in base compensation supersede the changes made by the Compensation Committee on March 14, 2006; see the Company’s Form 8-K filed on March 20, 2006, SEC File No. 001-09338.

Fiscal Year 2006 Bonus Plans
     The Compensation Committee approved the Fiscal Year 2006 Bonus Plans for the following executive officers of the Company:

Name	Position:

Jeffrey N. Boyer[2]	President and Chief Financial Officer

Gregory A. Sandfort[2]	President and Chief Operating Officer

Harvey S. Kanter	Executive Vice President — Chief Merchant

Thomas M. Bazzone	Executive Vice President — Specialty Businesses
     The Fiscal Year 2006 Bonus Plans for the foregoing executive officers are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2, 10.3 and 10.4, and each is incorporated by reference into this Item 1.01.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit
Number	Description

10.1	Fiscal Year 2006 Bonus Plan for Jeffrey N. Boyer
10.2	Fiscal Year 2006 Bonus Plan for Gregory A. Sandfort
10.3	Fiscal Year 2006 Bonus Plan for Harvey S. Kanter
10.4	Fiscal Year 2006 Bonus Plan for Thomas M. Bazzone

[2]	Supersedes the Fiscal Year 2006 Bonus Plans approved by the Compensation Committee on March 14, 2006; see the Company’s Form 8-K filed on March 20, 2006, SEC File No. 001-09338.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICHAELS STORES, INC.
By:	/s/ Jeffrey N. Boyer
Jeffrey N. Boyer
President and Chief Financial Officer

Date: March 29, 2006

INDEX TO EXHIBITS

Exhibit
Number	Description

10.1	Fiscal Year 2006 Bonus Plan for Jeffrey N. Boyer
10.2	Fiscal Year 2006 Bonus Plan for Gregory A. Sandfort
10.3	Fiscal Year 2006 Bonus Plan for Harvey S. Kanter
10.4	Fiscal Year 2006 Bonus Plan for Thomas M. Bazzone